UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2018 (May 29, 2018)

Brighthouse Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37905	81-3846992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11225 North Community House Road Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (980) 365-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2018, Brighthouse Financial, Inc. (“Brighthouse Financial” or the “Company”) issued a news release announcing that Conor Murphy has been appointed as the Company’s Executive Vice President and Chief Operating Officer effective as of June 5, 2018. Mr. Murphy will succeed Peter M. Carlson who will step down from the position of Executive Vice President and Chief Operating Officer effective as of today, and officially retire from the Company on December 31, 2018. During the interim period, Mr. Carlson will act as a special advisor to Eric Steigerwalt, the Company’s President and Chief Executive Officer. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Mr. Murphy, age 49, joined Brighthouse Financial in September 2017 as Executive Vice President and Chief Product and Strategy Officer. Prior to joining Brighthouse Financial, Mr. Murphy was the chief financial officer for MetLife, Inc.’s (“MetLife”) Latin America region, a position he held since 2012. Previously, he led MetLife’s international strategic planning organization, responsible for global business strategy, including M&A in international markets. Mr. Murphy’s broad experience also includes being chief financial officer for MetLife’s Europe, the Middle East and Africa region, MetLife’s head of investor relations and chief financial officer of MetLife’s Investments organization.

The Company will disclose any subsequent material arrangement in connection with Mr. Murphy’s appointment in an amendment to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	News release of Brighthouse Financial, Inc., dated June 4, 2018, announcing appointment of Conor Murphy as Executive Vice President and Chief Operating Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTHOUSE FINANCIAL, INC.

By:	/s/ D. Burt Arrington
	Name:	D. Burt Arrington
	Title:	Corporate Secretary

Date: June 4, 2018

2